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                                                                   EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





The Board of Directors
Harbinger Corporation:



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Harbinger Corporation's previously filed Registration Statements (No. 333-30219), (No. 33-96774), and (No. 333-03247) on
Form S-8 and Registration Statement (No. 333-10893) on Form S-3.







                                                 CIULLA, SMITH & DALE, LLP



Southfield, Michigan
June 26, 1997




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